PENSIONS - Net Periodic Benefit Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Components of net periodic benefit cost:
Service cost	$ 155	$ 162	$ 250
Interest cost	1,271	1,740	1,687
Expected return on plan assets	(318)	(375)	(926)
Recognized actuarial loss	848	777	1,392
Net periodic benefit cost	$ 1,956	$ 2,304	$ 2,403